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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PRIMEENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF

PrimeEnergy Corporation

TO BE HELD

JUNE 4, 2004

      Notice is hereby given that the Annual Meeting of Stockholders of PrimeEnergy Corporation will be held on Friday, June 4, 2004, at 8:30 a.m., EDT, at the Roger Sherman Inn, New Caanan, Connecticut, for the following purposes:

1. To elect a Board of Directors of eight (8) persons as nominated in the accompanying Proxy Statement, such Directors to hold office until the next annual meeting of stockholders and until their successors are elected; and

2. To transact such other procedural business as may properly be brought before the Meeting or at any adjournment or adjournments thereof.

      The Meeting may be adjourned from time to time without other notice than by announcement at the Meeting, or at any adjournment thereof, and any and all business for which the Meeting is hereby noticed may be transacted at any such adjournment.

      The Board of Directors has fixed April 14, 2004, as the date for the taking of a record of the stockholders entitled to notice of and to vote at the Meeting and at any adjournment or adjournments thereof. The stock transfer books will not be closed.

      Enclosed is a form of proxy solicited by the Board of Directors of the Company. Stockholders who do not plan to attend the Meeting in person are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. Your proxy may be revoked at any time before it is exercised and will not be used if you attend the Meeting and prefer to vote in person.

BY ORDER OF THE BOARD OF
DIRECTORS

JAMES F. GILBERT
Secretary

April 27, 2004

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND EXECUTIVE OFFICERS
CODE OF BUSINESS CONDUCT AND ETHICS
EXECUTIVE COMPENSATION AND OTHER MATTERS
SUMMARY COMPENSATION TABLE
COMPENSATION COMMITTEE REPORT
STOCK OPTION GRANTS, OPTIONS EXERCISES AND HOLDINGS
SECTION 16(a) BENEFICIAL OWNER COMPLIANCE
STOCK PERFORMANCE GRAPH
INDEPENDENT PUBLIC ACCOUNTANTS -- FEES AND SERVICES
AUDIT COMMITTEE REPORT
STOCKHOLDERS’ PROPOSALS
ANNUAL REPORT AND FINANCIAL STATEMENTS

PrimeEnergy Corporation

One Landmark Square

Stamford, Connecticut 06901

PROXY STATEMENT

Solicitation by the Board of Directors of Proxies from

Stockholders for Annual Meeting of Stockholders
June 4, 2004

      The Board of Directors of PrimeEnergy Corporation, a Delaware corporation, (hereinafter called the “Company”) solicits your proxy in the enclosed form which, if you do not plan to attend the Annual Meeting of Stockholders of the Company on Friday, June 4, 2004, you are requested to fill out, sign as indicated and return to the Company in the enclosed self-addressed envelope, which requires no postage if mailed in the United States. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by notice in person or in writing to the Company. The approximate day on which the proxy statement and form of proxy will be sent to security holders is April 27, 2004.

      Proxies are being solicited by mail and all expenses of solicitation have been or will be borne by the Company. In addition, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for their expenses in so doing.

      Only stockholders of record at the close of business on April 14, 2004, are entitled to vote at the 2004 Annual Meeting. At that date, the Company had outstanding and entitled to vote 3,606,262 shares of Common Stock, each share entitling the record holder thereof to one vote.

      All shares of the Company represented by proxies received in time and in proper form and condition and not revoked will be voted as specified in the proxy; or in the absence of specific direction, the proxy will be voted by the person designated therein:

FOR the election as Directors of the Company of the eight (8) nominees named below, to hold office until the next annual meeting of stockholders and until their respective successors shall be duly elected. In the event any of the nominees should become unable to serve as a Director, the proxies will be voted in accordance with the best judgment of the person acting under it.

      The election of Directors will require the affirmative votes of a plurality of the shares of the Common Stock voting in person or by proxy at the Annual Meeting. The Company’s transfer agent will tabulate all votes which are received prior to the date of the Annual Meeting. The Company will appoint two inspectors of election, who may be officers or employees, to receive the transfer agent’s tabulation, to tabulate all other votes, and to certify the results of the elections. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting (i.e., for quorum purposes), but shall not be counted.

      The management knows of no matter to be submitted to the 2004 Annual Meeting with respect to which the stockholders are entitled to vote other than the election of Directors, but if procedural matters do properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

SECURITIES OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the number and percentage of shares of the Common Stock of the Company owned beneficially by any person, including any “group” as that term is defined in Section 12d(3) of the Securities Exchange Act of 1934, known to the Company to be the beneficial owner of five percent (5%) or more of the Common Stock, as of April 14, 2004. Information as to beneficial ownership is based upon statements furnished to the Company by such persons. Except as indicated, all shares are held directly, with full voting and dispositive powers, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those named persons holding options presently exercisable or within 60 days of April 14, 2004, includes the number of shares to be issued upon exercise of such options.

	Amount and Nature
Name and Address	of Beneficial		Percent
of Beneficial Owner	Ownership		of Class

Charles E. Drimal, Jr.	1,205,006	(1)	28.0
One Landmark Square Stamford, Connecticut 06901

McJunkin Corporation	698,521		19.4
835 Hillcrest Drive Charleston, West Virginia 25311

Amrace, Inc.	493,732		13.7
1251 Avenue of the Americas 51st Floor New York, New York 10020

Matthias Eckenstein	240,829		6.7
Solothurner Str 94 4008 Basel, Switzerland

Jan K. Smeets	226,232	(2)	6.3
9 Locust Avenue Larchmont, New York 10538

Clint Hurt	221,250	(3)	6.1
107 North “N” Midland, Texas 79701

(1)	Includes 507,506 shares held directly; and 697,500 shares subject to options all presently exercisable.

(2)	Includes 2,500 shares held by Mr. Smeets for each of his three children.

(3)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

      The following table sets forth information at April 14, 2004, with respect to the shares of the Company’s Common Stock beneficially owned by the Company’s Directors and nominees and by all Directors and officers of the Company as a group:

	Amount
	Beneficially
Name	Owned(1)		Percent of Class (1)

James P. Boldrick*	500		Less than one
Samuel R. Campbell*	45,375		1.3
James E. Clark*	none		NIL
Beverly A. Cummings**	85,000	(2)	2.3
Charles E. Drimal, Jr.**	1,205,006	(3)	28.0
Matthias Eckenstein**	240,829		6.7
H. Gifford Fong**	76,532		2.1
Thomas S. T. Gimbel**	50,000		1.4
Clint Hurt**	221,250	(4)	6.1
Jarvis J. Slade*	8,240		Less than one
Jan K. Smeets**	226,232	(6)	6.3
Gaines Wehrle**	none	(7)	NIL
Michael H. Wehrle*	13,000	(7)	Less than one
All Directors and officers as a group	2,171,964	(2)(3)(4)(5)(6)	49.7
All Director nominees and officers as a group	2,104,849	(2)(3)(4)(5)(6)	48.1

       * Currently a Director

**	Currently a Director and a nominee for election as a Director at the 2004 Annual Meeting.

(1)	Unless otherwise indicated, all shares are owned directly and the holder thereof has sole voting and investment powers with respect thereto, and percentages are calculated on the basis of the shares issued and outstanding, and with respect to those persons, or group, holding options presently exercisable or within 60 days, includes the number of shares to be issued upon exercise of such options.

(2)	Includes 15,000 shares held directly and 70,000 shares subject to options all presently exercisable.

(3)	Includes 507,506 shares held directly and 697,500 shares subject to options all presently exercisable.

(4)	Shares held of record by Clint Hurt & Associates, Inc., a private company controlled by Mr. Hurt.

(5)	Includes 2,500 shares held by Mr. Smeets for each of his three children.

(6)	Does not include any beneficial ownership of such persons in 698,521 shares held of record by McJunkin Corporation, a private company, by reason of their positions with, or ownership of interests in, McJunkin Corporation.

DIRECTORS AND EXECUTIVE OFFICERS

      The Board of Directors of the Company at present is made up of thirteen persons named below. The Company has determined to decrease to eight the number of persons constituting the Board and at the 2004 Annual Meeting, the stockholders of the Company will elect eight (8) Directors, in each case to hold office until the next annual meeting or until their respective successors shall be duly elected. There will be submitted by the management to the 2004 Annual Meeting for election as Directors, the eight (8) nominees whose names, together with certain information concerning them, are set out below. In the event any of the nominees shall become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the person acting under it; however, no circumstances are at present known which would render any nominee unavailable.

			Offices Held
			With The	Director
Nominee	Age	Principal Occupation	Company	Since

James P. Boldrick	65	Attorney, Midland, Texas	Director	September 2001
Samuel R. Campbell	79	Private Investor, Southampton, New York	Director	November 1989
James E. Clark	75	Private Investor and Financial Consultant, Calabasas, California	Director	June 1996
Beverly A. Cummings (Nominee)	51	Executive Vice President and Treasurer of the Company; Executive Vice President of PrimeEnergy Management Corporation	Director; Executive Vice President and Treasurer	February 1988
Charles E. Drimal, Jr. (Nominee)	56	President of the Company; President of PrimeEnergy Management Corporation	Director; President	October 1987
Matthias Eckenstein (Nominee)	74	Architect and Developer, Basel, Switzerland	Director	August 1989
H. Gifford Fong (Nominee)	59	Investment Technology Consultant, Lafayette, California	Director	May 1994
Thomas S. T. Gimbel (Nominee)	49	Managing Director of the Hedge Fund Investments, Credit Suisse Asset Management, investment bankers and brokers, New York, New York	Director	March 1989
Clint Hurt (Nominee)	68	President, Clint Hurt & Associates, Inc., a private oil and gas exploration company, Midland, Texas	Director	February 1988

			Offices Held
			With The	Director
Nominee	Age	Principal Occupation	Company	Since

Jarvis J. Slade	78	Merchant Banker and Consultant, New York, New York	Director	November 1989
Jan K. Smeets (Nominee)	56	Private Investor, Larchmont, New York	Director	February 1988
Gaines Wehrle (Nominee)	46	Senior Vice President, McJunkin Corporation, Charleston, West Virginia	Director	May 1987
Michael H. Wehrle	48	Chairman of the Board and Chief Financial Officer, McJunkin Corporation, Charleston, West Virginia	Director	May 1987

      All of the above named nominees are currently Directors of the Company, and each has served continuously as a Director since the date indicated. Messrs. Gaines Wehrle and Michael H. Wehrle are brothers. There is no other family relationship between any nominee for Director or executive officer of the Company. By agreements entered into in October, 1987, and so long as McJunkin Corporation shall be the holder of ten percent or more of the Company’s Common Stock, McJunkin Corporation may nominate two persons for election as Directors of the Company. McJunkin Corporation has elected to designate one person, Mr. Gaines Wehrle, as a nominee for election as a Director at the 2004 Annual Meeting.

      The Board of Directors met three times in 2003. All of the incumbent Directors attended at least 75% of the meetings of the Board except Messrs. Boldrick, Fong, Gimbel, Gaines Wehrle, and Michael Wehrle. Directors are reimbursed for travel and related expenses in connection with attendance at Board and committee meetings. All Directors receive $500 for each Board meeting attended. All Directors are encouraged to attend the Company’s annual meeting of stockholders. All Directors attended the Company’s 2003 annual meeting of stockholders except Messrs. H. Gifford Fong and Gaines Wehrle.

      The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating Committee, but no other standing committees. All Committee members attended all meetings of their respective Committees.

      The Executive Committee, composed of Messrs. Drimal, Jr., Hurt, Smeets and Ms. Cummings, is authorized to exercise all the authority of the Board in the business and affairs of the Company, except as limited by applicable law. The Executive Committee met three times during 2003, and informally, by telephone or office conference on a regular basis, usually weekly, during the year.

      The Audit Committee, composed of Messrs. Eckenstein, Hurt and Smeets, met twice in 2003. The Board of Directors believes that the Audit Committee members satisfy applicable requirements for independence, financial literacy and expertise. The Committee selects and engages independent auditors to audit the books, records and accounts of the Company, determines the scope of such audits, and reviews the financial policies and control procedures of the Company. The report of the Audit Committee is included in this Proxy Statement on page 12. The Board of Directors and the Audit Committee have adopted a written charter for the Audit Committee, a copy of which is attached as Annex A to this Proxy Statement.

      The Compensation Committee, composed of Messrs. Hurt, Gimbel and Smeets, met once in 2003. The Committee evaluates the Company’s compensation policies and establishes salaries, bonuses and other compensation for the Company’s executive officers. The Board of Directors believes that the Compensation Committee members satisfy applicable regulatory requirements for independence. The report of the Compensation Committee is included in this Proxy Statement on page 9. The Board of Directors and the Compensation Committee have adopted a written charter, a copy of which is attached as Annex B to this Proxy Statement.

      The Nominating Committee, composed of Messrs. Drimal, Hurt, Smeets and Ms. Cummings did not meet in 2003. The management of the Company, conferring with each of the members of the Board of Directors of the Company, determined that it was in the best interest of the Company and its stockholders to reduce the size of the Board of Directors from thirteen to eight. The eight Directors, all currently serving as Directors and noted above, were designated as nominees for re-election at the 2004 Annual Meeting. No other nominees were considered and no nominations were proposed by any stockholder or group. A Nominating Committee charter has been adopted by the Company, a copy of which is attached as Annex C to this Proxy Statement. It is anticipated that an independent Nominating Committee, pursuant to applicable regulatory requirements, will be named by the Board of Directors of the Company. The Nominating Committee will consider director candidates submitted to it by stockholders of the Company. Each recommendation must be accompanied by biographical material of the proposed candidate and such other information regarding the proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission. Recommendations should be forwarded to the Secretary of the Company at One Landmark Square, Stanford, Connecticut 06901, in compliance with the procedures under the “Stockholders’ Proposals” set out below.

      The executive officers of the Company, together with certain information concerning them, are set out below.

		Offices Held
Officer	Age	With the Company

Charles E. Drimal, Jr.	56	President
Beverly A. Cummings	51	Executive Vice President and Treasurer
James F. Gilbert	71	Secretary

      Each of the above officers were elected by the Board of Directors to their respective offices in June, 2003, at the annual meeting of the Board and each will hold their respective offices until their successors are elected by the Board.

      The principal occupation and employment for the past five years of each of the Directors and nominees for Director and of each of the executive officers of the Company is as follows:

      Mr. Boldrick is a graduate of Washington & Lee University and holds a law degree from the University of Texas. He is of counsel to the law firm of Boldrick, Clifton, Holland & Essman, P.C. in Midland, Texas. He was elected a Director of the Company in September, 2001.

      Mr. Campbell is a private investor residing in Southampton, New York. He is a graduate of Harvard College and holds a Certificate in Real Estate from New York University Graduate School. He was elected a Director of the Company in November, 1989.

      Mr. Clark attended DePaul University and Northwestern University and is a Chartered Life Underwriter and Chartered Financial Consultant. From 1983 to 1990, he was president, Western Operations, of The Prudential Insurance Company of America. Since 1990, he has acted as a financial consultant to various publicly and privately held companies. He serves as a director of the UCLA Heart Institute and is a Trustee of the Yul Brenner Cancer Foundation. He was elected a Director of the Company in June, 1996.

      Ms. Cummings is a Certified Public Accountant and holds a Bachelor of Science degree from the State University of New York and a Master of Business Administration from Rutgers University. She has been Vice President, Finance of PrimeEnergy Management Corporation since August, 1985, Secretary from May, 1983, to June, 1990, and was Controller from June, 1981, to January, 1986, and is a director of PrimeEnergy Management. She was elected Vice President, Finance and Treasurer of the Company in October, 1987, and Executive Vice President and Treasurer in May, 1991. She has served as a Director of the Company since February, 1988. She is a nominee for election as a Director.

      Mr. Charles E. Drimal, Jr. has served as a Director and President and Chief Executive Officer of the Company since October, 1987. He also is President and a director of PrimeEnergy Management Corporation, the Company’s wholly-owned subsidiary and has held those positions since May, 1983. Mr. Drimal is a graduate of the University of Maryland and Samford University School of Law and is a member of the New York State Bar. He is a nominee for election as a Director.

      Mr. Eckenstein is a Swiss citizen and a resident of Switzerland. He studied law and architecture in Basel, Switzerland, and at the University of Geneva and the Ecole des Beaux Arts, Paris, France. He is a director and principal in several privately held companies providing financial consulting services in construction, hotel management and architectural matters. He was elected a Director of the Company in August, 1989. He is a nominee for election as a Director.

      Mr. Fong is president of Gifford Fong Associates, investment technology consultants, Lafayette, California. He holds a Bachelor of Science, a Master of Business Administration and law degrees from the University of California. He is the editor of The Journal of Investment Management and is the author and contributor of numerous trade journal publications. Mr. Fong was elected a Director of the Company in May, 1994. He is a nominee for election as a Director.

      Mr. Gimbel is the Managing Director of Hedge Fund Investments at Credit Suisse Asset Management, New York. Prior to January, 1999, and from January, 1995, he held the position of Senior Vice President of PaineWebber, Incorporated, investment bankers and brokers, New York. Mr. Gimbel holds a Bachelor of Arts degree in economics from Bowdoin College and a Master of Business Administration from Columbia University Graduate School of Business. He was elected a Director of the Company in March, 1989. He is a nominee for election as a Director.

      Mr. Hurt is president of Clint Hurt & Associates, Inc., a private oil and gas exploration company located in Midland, Texas. He is past president of the Independent Oil & Gas Association of West Virginia and is a former director of Chase Bank of Texas, Midland, Texas. In 2001, Mr. Hurt was selected by Governor Wise of West Virginia to be the official representative of the State of West Virginia to the Interstate Oil & Gas Compact Commission. He was elected a Director of the Company in February, 1988. He is a nominee for election as a Director.

      Mr. Slade is a graduate of Yale University and holds a Master of Business Administration from Stanford Business School. For more than ten years he has acted as a merchant banker in New York City. He is Chairman of the board of MCRB Corporation and a director of ICN Corp. and Lexington Management Group, Inc. He was elected a Director of the Company in November, 1989.

      Mr. Smeets, a citizen of the Netherlands and a resident of the United States, is a private investor in Larchmont, New York. He was elected as a Director of the Company in February, 1988. He is a graduate of M.I.T. and holds a Master of Business Administration from Stanford Business School. He was elected a Director of the Company in February, 1988. He is a nominee for election as a Director.

      Mr. Gaines Wehrle is a Senior Vice President of McJunkin Corporation, Charleston, West Virginia, a privately held company and has held that position since April, 1987. McJunkin Corporation is a national distributor, primarily of pipes, valves and fittings. Prior to that date, he was manager of corporate development of the Company. He was elected a Director of the Company in May, 1987. He is a nominee for election as a Director.

      Mr. Michael H. Wehrle is Chairman of the Board and Chief Financial Officer of McJunkin Corporation and has held those positions since 2002. Prior to that date and from 1987, he was Senior Vice President and Chief Financial Officer of McJunkin Corporation. He was elected a Director of the Company in May, 1987.

      Mr. Gilbert was a Director of the Company from its organization in March, 1973, to October, 1987. He has been Secretary of the Company from March, 1973, and serves as secretary of the Company’s subsidiaries. He is an attorney in Dallas, Texas.

CODE OF BUSINESS CONDUCT AND ETHICS

      The Company is committed to observing sound, ethical principles in the conduct of its business and operations and by our officers and employees in the course of their duties. The Company has adopted a Code of Business Conduct and Ethics which is available at the Company’s web-site, www.primeenergy.com. These provisions are applicable to the Company’s operations and to its employees, including the Company’s principal executive officer and principal financial officer. Any amendments or waivers from the Code, to the extent applicable to the Company’s principal executive officers, will be posted on the Company’s web-site.

      The Company believes that a majority of its Directors, and nominees, are “independent”, within the meaning of applicable regulatory standards.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Summary Compensation Table

      The following table discloses compensation for the last three fiscal years ended December 31, 2003, received by the Company’s Chief Executive Officer and the only other executive officer of the Company and its subsidiaries.

SUMMARY COMPENSATION TABLE

					Long-term
					Compensation

					Awards
				Other
	Annual Compensation			Annual	(2)	All Other
Name and Principal				Compensation	Options	Compensation
Position(1)	Year	Salary($)	Bonus($)	($)(3)	(#)	($)(4)

Charles E. Drimal, Jr.	2003	245,212	650,000	1,500	—	8,000
President, Chief	2002	238,070	500,000	1,500	—	9,500
Executive Officer	2001	231,136	500,000	1,500	—	6,800
and Director
Beverly A. Cummings	2003	245,212	260,000	1,500	—	8,000
Executive Vice	2002	238,070	200,000	1,500	—	9,500
President, Treasurer	2001	231,136	200,000	1,500	—	6,800
and Director

(1)	Each of the named officers hold similar positions with the Company’s subsidiaries and also serve as directors of each of the subsidiaries.

(2)	References to “Restricted Stock Awards”, “SARs” and “LTIP Payouts” in the Summary Compensation Table and to SARs in the Fiscal Year End Option Values table below have been omitted as the Company has no Restricted Stock Awards, SARs or LTIP Payouts.

(3)	Includes $1,500 paid to each of Mr. Drimal and Ms. Cummings as Director’s fees in 2001, 2002 and 2003.

(4)	The amounts in this column represents the Company’s contributions to its 401(k) plan to each of the named officers for the years indicated.

COMPENSATION COMMITTEE REPORT

The Compensation Committee reports as follows:

      Under rules established by the Securities and Exchange Commission, the Company is required to provide certain information regarding the compensation of its Chief Executive Officer and other executive officers whose salary and bonus exceed $100,000 per year. Disclosure requirements include a report explaining the rationale and considerations that lead to fundamental executive compensation decisions. The following report has been prepared to fulfill this requirement.

      The Compensation Committee of the Board of Directors sets and administers the policies that govern the annual compensation and long-term compensation of executive officers of the Company. The Compensation Committee consists of Messrs. Gimbel, Hurt and Smeets, none of whom is an employee of the Company. The Compensation Committee makes all decisions concerning compensation of executive officers who receive salary and bonus in excess of $100,000 annually and determine the total amount of bonuses to be paid annually. The Compensation Committee’s policy is to offer executive officers competitive compensation packages that will permit the Company to attract and retain highly qualified individuals and to motivate and reward such individuals on the basis of the Company’s performance.

      At present, the executive compensation package consists of base salary and cash bonus awards. Executive salaries are reviewed by the Compensation Committee on an annual basis and are set for individual executive officers based on subjective evaluations of each individual’s performance and the Company’s performance.

      Cash bonuses may be awarded on an annual basis for effort and performance. The use of a specific formula to evaluate management performance is not employed because it is difficult to define an appropriate formula and it restricts the flexibility of the Compensation Committee. The Compensation Committee considers the achievements of the Company, specifically including earnings for the year, return on stockholders’ equity and growth in proved oil and natural gas reserves, in determining appropriate levels for bonus awards. Following a review of the Company’s performance at December 2003, the Compensation Committee determined that cash bonuses should be awarded, set a total dollar limit for the bonus pool and awarded cash bonuses to the executive officers, based upon contribution to the Company’s performance during the year.

      The compensation of the Chief Executive Officer is largely dependent upon the overall performance of the Company. For the year ended December 31, 2003, the base salary of the Chief Executive Officer of the Company, Charles E. Drimal, Jr., increased 3 percent to $245,212 from $238,070, and a cash bonus award of $650,000 was paid.

Compensation Committee

Clint Hurt, Chairman
Thomas S. T. Gimbel
Jan K. Smeets

      This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ended December 31, 2003, Messrs. Clint Hurt, Thomas S.T. Gimbel and Jan K. Smeets served as members of the Compensation Committee. None of such persons was, during the fiscal year, or was formerly, an officer or employee of the Company or any of its subsidiaries. There are no committee interlocks with other companies within the meaning of the Securities and Exchange Commission’s rules.

STOCK OPTION GRANTS, OPTIONS EXERCISES AND HOLDINGS

      There were no stock options granted by the Company to the named executive officers during the fiscal year ended December 31, 2003 and no options were exercised by any of such persons. The following table sets forth information with respect to all unexercised options held by the named executive officers of the Company at December 31, 2003. All unexercised options are fully exercisable. References to SARs in the table below have been omitted as the Company has no SARs.

Unexercised Options and Fiscal Year End Option Values

	Number of	Value of Unexercised
	Unexercised Options at	In-the-Money Options at
	Fiscal Year-End (#)	Fiscal Year-End ($)(1)

Name	Exercisable	Exercisable

Charles E. Drimal, Jr.	697,500	$9,302,906
Beverly A. Cummings	70,000	$933,625

(1)	The average bid price of the Company’s Common Stock on December 31, 2003, as reported in the over-the-counter market, was $14.40.

SECTION 16(a) BENEFICIAL OWNER COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company with respect to the fiscal year ended December 31, 2003, all required reports were timely filed by such persons.

STOCK PERFORMANCE GRAPH

      The following graph shows the changes over the past five year period in the value of $100 invested in: (1) PrimeEnergy Corporation Common Stock; (2) the NASDAQ Market Index; and (3) a peer group consisting of all the publicly held companies within SIC code 1311, Crude Petroleum and Natural Gas, consisting of approximately 135 companies. The year end values of each investment are based on share price appreciation and assume that $100 was invested December 31, 1998, and that all dividends are reinvested. Calculations exclude trading commissions and taxes. The comparison in the graph is required by the SEC and, therefore, is not intended to forecast or be indicative of possible future performance of the Company’s Common Stock.

As of December 31

	1998	1999	2000	2001	2002	2003

PrimeEnergy Corporation	$100.00	$86.36	$129.62	$144.71	$145.44	$261.79
Peer Group Index	100.00	122.15	155.17	142.38	151.79	243.79
NASDAQ Market Index	100.00	176.37	110.86	88.37	61.64	92.68

      This stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

INDEPENDENT PUBLIC ACCOUNTANTS — FEES AND SERVICES

      The Company engaged Pustorino, Puglisi & Co. LLP as the principal accountants for the Company with respect to the audit of the Company’s financial statements for the years ended December 31, 2002 and 2003. There were no disagreements with Pustorino, Puglisi & Co., LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures in connection with their audits. Representatives of Pustorino, Puglisi & Co. LLP are not expected to be present at the 2004 Annual Meeting of Stockholders, but will be available by speaker telephone during the Meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer stockholders’ questions.

      The audit fees for professional audit services provided by Pustorino, Puglisi & Co., LLP, for the audit of the Company’s annual financial statements for each of the years ended December 31, 2003, and December 31, 2002, were $75,000. No fees were billed or paid by the Company for audit-related, tax or other services for the years ended December 31, 2003, or 2002.

AUDIT COMMITTEE REPORT

      The Audit Committee reports as follows:

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. These include, but are not limited to, those matters under Statements on Auditing Standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board. The Company’s auditors do not perform financial information system design and implementation services, internal audit or tax services.

      The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company’s independent auditors for 2004.

Audit Committee

Jan K. Smeets, Chairman
Matthias Eckenstein
Clint Hurt

      This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCKHOLDERS’ PROPOSALS

      Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy and for consideration at its annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the 2005 annual meeting, stockholder proposals must be received by the Company no later than December 29, 2004, and must otherwise comply with the requirements of Rule 14a-8.

      Stockholder proposals to be brought before the 2005 annual meeting, made outside the Rule 14a-8 processes, must be submitted to the Company pursuant to Rule 14a-4, no later than March 14, 2005, or will be considered untimely and entitle the Company to discretionary voting under Rule 14a-4.

ANNUAL REPORT AND FINANCIAL STATEMENTS

      The Annual Report of the Company for its fiscal year ended December 31, 2003, accompanies this Proxy Statement. The audited financial statements of the Company are included in such Annual Report.

      It is important that proxies be returned promptly. Stockholders are requested to date, sign and return the enclosed proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you attend the 2004 Annual Meeting, you may revoke your proxy and vote in person if you so desire, otherwise your proxy will be voted for you.

BY ORDER OF THE BOARD OF DIRECTORS

JAMES F. GILBERT
Secretary

Stamford, Connecticut

April 27, 2004

ANNEX A

PRIMEENERGY CORPORATION

CHARTER AND POWERS OF THE AUDIT COMMITTEE

      RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the “Audit Committee”) shall be:

•	Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

•	Overseeing that management has established and maintained processes to assure that an adequate system of internal control is functioning within the Company;

•	Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policy;

      RESOLVED, that the Audit Committee shall have the following specific powers and duties:

1.	Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

2.	Creating an agenda for ensuing year;

3.	Reviewing the independence and performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

4.	Conferring with the independent accountants concerning outside auditor’s accountability to the Board of Directors and the audit committee, and the scope of their examinations of the books and records of the Company and its subsidiaries; reviewing and approving the independent accountants annual engagement letter; directing the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

5.	Reviewing with management and the independent accountants significant risks and exposures, audit activities and significant audit findings;

6.	Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

7.	Reviewing the Company’s audited annual financial statements and the independent accountants’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application therein;

8.	Reviewing the adequacy of the Company’s systems of internal control;

9.	Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

10.	Providing independent, direct communication between the Board of Directors and independent accountants;

11.	Reviewing with appropriate Company personnel the actions taken to ensure compliance with the Company’s Code of Conduct and the results of confirmations and violations of such Code;

12.	Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

A-1

ANNEX B

PRIMEENERGY CORPORATION

COMPENSATION COMMITTEE CHARTER

      The Compensation Committee is appointed by the Board of Directors to discharge the Board’s responsibilities relating to compensation of the Company’s directors and officers. The Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Company. The Compensation Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s proxy statement.

      The Compensation Committee shall consist of no fewer than three members. The members of the Compensation Committee: will meet the requirements that he/she is a “non-employee director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended; will satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code; will meet the independence requirements of the applicable regulatory standards; will be appointed by the Board; and may be replaced by the Board.

      The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

      The Compensation Committee shall annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s compensation levels based on this evaluation.

      The Compensation Committee shall annually review and make recommendations to the Board with respect to the compensation of all directors, officers and other key executives, including incentive-compensation plans and equity-based plans.

      The Compensation Committee shall annually review and approve, for the CEO and the senior executives of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) the long-term incentive opportunity level, (d) employment agreements, severance arrangements, and change in control agreements/provisions, in each case as, when and if appropriate, and (e) any special or supplemental benefits.

      The Compensation Committee may form and delegate authority to subcommittees when appropriate.

      The Compensation Committee shall make regular reports to the Board, review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval and annually review its own performance.

ANNEX C

PRIMEENERGY CORPORATION

NOMINATING COMMITTEE CHARTER

      The Nominating Committee is appointed by the Board of Directors: to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for the next annual meeting of stockholders; to lead the Board in its annual review of the Board’s performance; and to recommend to the Board director nominees for each committee.

      The Nominating Committee: will consist of no fewer than three members; will meet the independence requirements of applicable regulatory standards; and will be appointed and replaced by the Board.

      The Nominating Committee: will have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms; will have authority to obtain advice and assistance from internal or external legal, accounting or other advisors; will actively seek individuals qualified to become board members for recommendation to the Board; will review candidates recommended by our stockholders; will receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year; will monitor and recommend the functions of the various committees of the Board; may form and delegate authority to subcommittees when appropriate; will make regular reports to the Board; will review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval; will annually review its own performance; and will consider and resolve questions of possible conflicts of interest of Board members and of the Company’s Senior Executives.

PrimeEnergy Corporation

P  E  C        1

600.000000

C 0000001236 C O R

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold
01-Beverly A. Cummings	☐	☐
02-Charles E. Drimal, Jr.	☐	☐
03-Matthias Eckenstein	☐	☐
04-H. Gifford Fong	☐	☐

	For	Withhold
05-Thomas S. T. Gimbel	☐	☐
06-Clint Hurt	☐	☐
07-Jan K. Smeets	☐	☐
08-Gaines Wehrle	☐	☐

2.  In their discretion, the proxies appointed herein are
authorized to vote upon any other business as may properly
come before the meeting or any adjournments thereof.

B	Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

/ /

1 U P X

0 0 3 5 2 1 1

Proxy — PrimeEnergy Corporation

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of PrimeEnergy Corporation (the “Company”), revoking all prior proxies, does by these presents name, constitute and appoint Charles E. Drimal, Jr. and James F. Gilbert, and each of them, the true and lawful proxy and attorney-in-fact of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.10 per share, of the Company standing in the name of the undersigned on the books of the Company at the close of business on April 14, 2004, or in respect of which the undersigned is entitled to vote at the Company’s Annual Meeting of Stockholders to be held on Friday, June 4, 2004 at 8:30 a.m., Roger Sherman Inn, New Caanan, Connecticut, and at any and all adjournments of said meeting, hereby granting to said proxies and attorneys-in-fact, and each of them, full power and authority to vote in the name of the undersigned at said meeting, and at any and all adjournments thereof, on the matters set forth on reverse side.

PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY

(Continued and to be signed on reverse side.)